UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2020

LIQUIDIA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38601	20-1926605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

419 Davis Drive, Suite 100, Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 328-4400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	LQDA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 13, 2020, Liquidia Technologies, Inc., a Delaware corporation (the “Company”), held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the following matters were submitted to a vote of stockholders:

1.	The approval of the Agreement and Plan of Merger, dated as of June 29, 2020, among the Company, RareGen, LLC (“RareGen”), Liquidia Corporation (“HoldCo”), Gemini Merger Sub I, Inc. (“Liquidia Merger Sub”), Gemini Merger Sub II, LLC and PBM RG Holdings, LLC (the “Merger Agreement”), pursuant to which the Company and RareGen will each become a subsidiary of HoldCo, and each share of Company common stock, $0.001 par value per share (“Company Common Stock”), will be automatically converted into one share of HoldCo common stock, $0.001 par value per share (the “Merger Transaction”), and to approve the merger of Liquidia Merger Sub with and into the Company (the “Liquidia Merger”);
2.	The approval of the Liquidia Corporation 2020 Long-Term Incentive Plan (the “2020 LTIP”), effective upon completion of the Merger Transaction;
3.	The approval of the Liquidia Corporation 2020 Employee Stock Purchase Plan (the “2020 ESPP”), effective upon completion of the Merger Transaction;
4.	The ratification of the appointment of PricewaterhouseCoopers LLP as HoldCo’s independent registered public accounting firm for the year ending December 31, 2020; and
5.	The approval of the grant of discretionary authority to the board of directors of the Company (the “Company Board”) to adjourn or postpone the Special Meeting to a later date, if necessary, to solicit additional proxies if there are insufficient votes in favor of Proposals 1, 2, 3 or 4.

At the close of business on September 14, 2020, the record date for the determination of stockholders entitled to vote at the Special Meeting, there were 37,752,027 shares of Company Common Stock outstanding and entitled to vote at the Special Meeting. The holders of 33,925,968 shares of Company Common Stock were represented virtually or by proxy at the Special Meeting, constituting a quorum.

At the Special Meeting, (i) the Merger Agreement and the Liquidia Merger were approved, (ii) the 2020 LTIP was approved, effective upon completion of the Merger Transaction, (iii) the 2020 ESPP was approved, effective upon completion of the Merger Transaction; and (iv) the appointment of HoldCo’s independent registered public accounting firm for the year ending December 31, 2020 was ratified. The closing of the Merger Transaction is expected to occur on or about November 18, 2020, subject to the satisfaction of the closing conditions set forth in the Merger Agreement.

Proposal No. 1— Approval of the Merger Agreement and the Liquidia Merger

The vote with respect to the Merger Agreement and the Liquidia Merger was as follows:

For	Against	Abstain	Broker Non- Votes
26,672,751	1,544,435	242,280	5,466,502

Proposal No. 2 — Approval of the 2020 LTIP

The vote with respect to the 2020 LTIP was as follows:

For	Against	Abstain	Broker Non- Votes
18,661,608	8,251,256	1,546,602	5,466,502

Proposal No. 3 — Approval of the 2020 ESPP

The vote with respect to the 2020 ESPP was as follows:

For	Against	Abstain	Broker Non- Votes
24,792,197	2,696,752	970,517	5,466,502

Proposal No. 4 — Ratification of the Appointment of Independent Registered Public Accounting Firm

The vote with respect to the ratification of the appointment of PricewaterhouseCoopers LLP as HoldCo’s independent registered public accounting firm for the year ending December 31, 2020 was as follows:

For	Against	Abstain
32,868,858	90,457	966,653

Item 8.01	Other Events.

On November 16, 2020, the Company issued a press release announcing that its stockholders have approved the Merger Agreement and the Liquidia Merger, in addition to the other proposals described above. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibit No.	Exhibit
99.1	Press Release of Liquidia Technologies, Inc., dated November 16, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Statements Regarding Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the potential timing or consummation of the proposed Merger Transaction or the anticipated benefits thereof, including, without limitation, future financial and operating results. The Company cautions readers that these and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to risks and uncertainties related to (i) the risk that a condition to closing of the Merger Transaction may not be satisfied, (ii) the ability of the Company and RareGen to integrate their businesses successfully and to achieve anticipated cost savings and other synergies, (iii) the possibility that other anticipated benefits of the proposed Merger Transaction will not be realized, including without limitation, anticipated revenues, expenses, earnings and other financial results, and growth and expansion of the new combined company’s operations, and the anticipated tax treatment, (iv) potential litigation relating to the proposed Merger Transaction that has and could be instituted against the Company, RareGen or their respective officers or directors, (v) possible disruptions from the proposed Merger Transaction that could harm the Company’s or RareGen’s business, including current plans and operations, (vi) the ability of the Company or RareGen to retain, attract and hire key personnel, (vii) potential adverse reactions or changes to relationships with employees, customers, suppliers, licensees, collaborators, business partners or other parties resulting from the announcement or completion of the Merger Transaction, (viii) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger Transaction that could affect the Company’s and/or RareGen’s financial performance, (ix) certain restrictions during the pendency of the Merger Transaction that may impact the Company’s or RareGen’s ability to pursue certain business opportunities or strategic transactions, (x) continued availability of capital and financing and rating agency actions, (xi) legislative, regulatory and economic developments and (xii) unpredictability and severity of catastrophic events, including, but not limited to, global pandemics such as coronavirus, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed Merger Transaction, as more fully discussed in the proxy statement/prospectus in connection with the proposed Merger Transaction which was declared effective on September 16, 2020, as subsequently supplemented. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s or RareGen’s consolidated financial condition, results of operations, credit rating or liquidity. Neither the Company nor RareGen assumes any obligation to provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Information About the Transaction and Where to Find It

In connection with the proposed Merger Transaction, the Company and HoldCo have filed documents with the  U.S. Securities and Exchange Corporation (the “SEC”), including the filing by HoldCo of a registration statement on Form S-4, which was declared effective on September 16, 2020, and a final proxy statement/prospectus (including the supplements thereto), and the Company mailed a proxy statement regarding the proposed Merger Transaction to its stockholders that also constitutes a prospectus of the Company. This document is not a substitute for the proxy statement/prospectus or registration statement or any other document which the Company or Liquidia Corporation have filed with the SEC. Investors and security holders of the Company and RareGen are urged to read the registration statement, the proxy statement/prospectus and any other relevant documents, as well as any amendments or supplements to these documents, carefully and in their entirety because they will contain important information. Investors and security holders may obtain free copies of the registration statement and the proxy statement/prospectus and other documents filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov or by contacting the investor relations department of the Company  at the following:

Liquidia Technologies, Inc.
Jason Adair
Investor Relations
(919) 328-4350
Jason.adair@liquidia.com

Participants in the Solicitation

The Company, RareGen and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger Transaction and related matters. Information regarding the Company’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in the Company’s Form 10-K for the year ended December 31, 2019 and its proxy statement filed on April 28, 2020, which are filed with the SEC. Additional information is available in the registration statement on Form S-4 and the proxy statement/prospectus (including the supplements thereto) related to the proposed Merger Transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 16, 2020	Liquidia Technologies, Inc.

	By:	/s/ Steven Bariahtaris
		Name:	Steven Bariahtaris
		Title:	Interim Chief Financial Officer